UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LEAP WIRELESS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Leap Wireless International, Inc.
10307 Pacific Center Court, San Diego, CA 92121
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Thursday, May 21, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/leap

LEAP WIRELESS
INTERNATIONAL, INC.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2009 to facilitate timely delivery.

Dear Stockholder:
The 2009 Annual Meeting of Stockholders of Leap Wireless International, Inc. (“Leap”) will be held at the Renaissance Schaumburg Hotel & Convention Center, 1551 N. Thoreau Drive, Schaumburg, IL 60173, on Thursday, May 21, 2009, at 1:00 p.m. CDT, for the following purposes:
(1)
To elect the following five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been elected and have qualified: 1) John D. Harkey, Jr., 2) S. Douglas Hutcheson, 3) Robert V. LaPenta, 4) Mark H. Rachesky, M.D., and 5) Michael B. Targoff;

(2)	To ratify the selection of PricewaterhouseCoopers LLP as Leap’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

(3)
To approve an amendment to the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan to increase the number of shares of common stock authorized for issuance under the plan by 1,000,000 shares; and

(4)	To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.
Management recommends a vote “FOR” Items 1, 2 and 3.
The Board of Directors has fixed the close of business on March 25, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
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You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number

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45477

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found at http://bit.ly/Q4cUF
Meeting Location:
Renaissance Schaumburg Hotel & Convention Center
1551 N. Thoreau Drive
Schaumburg, IL 60173
The following materials are available for you to review online:
•	the Company’s Proxy Statement (including all attachments thereto);
•	the Company 2008 Annual Report; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials, (you must reference your 11-digit control number)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet	http://bnymellon.mobular.net/bnymellon/leap
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for Leap Wireless International, Inc. are available to review at:
http://bnymellon.mobular.net/bnymellon/leap
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your Proxy Materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares
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